SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): March 25, 2004


                   GK INTELLIGENT SYSTEMS, INC.
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)


    Delaware                     000-22057                   76-0513297
----------------------------------------------------------------------------
   (State of                    (Commission              (I.R.S. Employer
  Incorporation)                File Number)             Identification No.)


            2602 Yorktown Place, Houston, Texas  77056
      -----------------------------------------------------
             (Address of principal executive offices)

                          (713) 626-1504
      -----------------------------------------------------
       (Registrant's telephone number, including area code)



  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.   Other Events.

On March 25, 2004, the Board of Directors of GK Intelligent Systems, Inc. ("GK") approved the issuance of 12,195,122 shares of GK's common stock to Gary
F. Kimmons as compensation for $150,000 of the amount owed to Mr. Kimmons in accrued and unpaid salary through March 31, 2004. The shares issued to Mr. Kimmons are restricted for purposes of Rule 144. The shares were valued at thirty three percent (33.0%) of the closing bid price of GK common stock on March 25, 2004.

The information in this Current Report on Form 8-K is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GK INTELLIGENT SYSTEMS, INC.
                            (Registrant)

                                /s/ Gary F. Kimmons
Date: April 8, 2004         By:_________________________________________
                               Gary F. Kimmons
                               President, CEO and CFO








                                3